Exhibit 32.2

Certification Pursuant To 18 U.S.C. Section 1350,
As Adopted Pursuant To
Section 906 of the Sarbanes-Oxley Act of 2002

     I, Martin M. Ellen, Executive Vice President and Chief Financial Officer of Dr Pepper Snapple Group, Inc. (the "Company"), certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1)
the Annual Report on Form 10-K of the Company for the fiscal year ended December 31, 2015, as filed with the Securities and Exchange Commission (the “Report”), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m(a) or 78o(d)); and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Martin M. Ellen
Date: February 23, 2016	Martin M. Ellen
Executive Vice President and Chief Financial Officer of Dr Pepper Snapple Group, Inc.